SmartTrusts 518, 520, 524, 525, 527, 528, 529, 530,
531, 532, 533, 534, and 535
Supplement to the Prospectus

Notwithstanding anything to the contrary in each Fund’s prospectus, effective November 1, 2021, the “Public Offering—Discount—Employee Discount” subsection is replaced in its entirety with the below:

“Employee Discount. A portion of the sales charge is waived for purchases by officers, directors and employees (and immediate family members) of the sponsor and its affiliates and dealers and their affiliates, other than Morgan Stanley, whose discounts are described below. Immediate family members include spouses, children or step-children under 21 living in the same household, parents or step-parents, and trustees, custodians or fiduciaries for the benefit of such persons. These purchases may be made at the public offering price per unit less the applicable dealer concession. These discounts apply during the initial offering period and in the secondary market. All employee discounts are subject to the policies of the related selling firm. Only officers, directors and employees of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

A portion of the sales charge is also waived for purchases by employees (including employee-related accounts according to Morgan Stanley’s account linking rules) of Morgan Stanley and its affiliates who purchase units through a Morgan Stanley Wealth Management brokerage account. These purchases may be made at the public offering price per unit less the applicable dealer concession. These discounts apply during the initial offering period and in the secondary market. This employee discount is subject to the policies of Morgan Stanley.”

Supplement Dated: November 1, 2021